Exhibit 10.5


                      CORNERSTONE REALTY INCOME TRUST, INC.
                              306 EAST MAIN STREET
                            RICHMOND, VIRGINIA 23219


                               September 30, 1998


Apple Residential Management Group, Inc.
306 East Main Street
Richmond, Virginia 23219
Attention:  Glade M. Knight

Apple Residential Income Trust, Inc.
306 East Main Street
Richmond, Virginia 23219
Attention: S. J. Olander, Jr.

Dear Sirs:

     Pursuant to section 3 of the Property Management Agreement Subcontract dated March 1, 1997 (the "Agreement") by and among Apple Residential Income Trust, Inc., Apple Residential Management Group, Inc. and Cornerstone Realty Income Trust, Inc. ("Cornerstone"), Cornerstone hereby terminates the Agreement in its entirety effective September 30, 1998.

                                          Sincerely,

                                          Cornerstone Realty Income Trust, Inc.

                                          By: /s/ S. J. Olander, Jr.
                                             ---------------------------------
                                                   S. J. Olander, Jr.
                                          Title: Vice President and Secretary